                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                AMENDMENT NO. 1


    Date of report (Date of earliest event reported): September 19, 1996



                            PALM HARBOR HOMES, INC.
             (Exact name of Registrant as specified in its Charter)

        FLORIDA                              0-26188                    59-1036634

(State or other jurisdiction of      (Commission file number)        (I.R.S. Employer
incorporation or organization)                                     Identification Number)


              15303 Dallas Parkway, Suite 800, Dallas, Texas 75248 (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code:  (214) 991-2422



                                 Not applicable
         (Former name or former address, if changed since last report)

          The undersigned registrant hereby amends the following items, financial statements, exhibits or other portion of its Current Report on Form 8-K dated August 1, 1996 as set forth in the pages attached hereto:

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          (b)    Pro Forma Financial Information

                 Filed with this report is the following unaudited pro forma financial information:

                 (1)      Introduction to Unaudited Pro Forma Financial
                          Information.

                 (2) Palm Harbor Homes, Inc. and Newco Homes, Inc. Unaudited Condensed Consolidated Balance Sheet as of June 28, 1996.

                 (3) Palm Harbor Homes, Inc. and Newco Homes, Inc. Unaudited Consolidated Statement of Income for the three months ended June 28, 1996.

                 (4) Palm Harbor Homes, Inc. and Newco Homes, Inc. Unaudited Consolidated Statement of Income for the year ended March 29, 1996.

                 (5)      Notes to Pro Forma Consolidated Financial
                          Information.

                            PALM HARBOR HOMES, INC.
                   UNAUDITED PRO FORMA FINANCIAL INFORMATION

          The following unaudited pro forma consolidated balance sheet and statements of income of Palm Harbor Homes, Inc. (the "Company") reflect the impact of the acquisition of the remaining 58.4% of Newco Homes, Inc. ("Newco") acquired by the Company on August 1, 1996. The Company previously owned 41.6% of Newco's outstanding shares. The Company's purchase price for the remaining 58.4% of Newco's outstanding shares consisted of $17.3 million cash and 1,444,445 common shares of the Company. The pro forma balance sheet at June 28, 1996, assumes that the acquisition of Newco occurred on that date. The Company's historical financial statements have been adjusted to reflect a 5-for-4 stock split to be effected in the form of a 25% stock dividend which was payable on August 2, 1996. The pro forma statements of income for the three months ended June 28, 1996 and the year ended March 29, 1996, assume the acquisition occurred on March 30, 1996 and April 1, 1995, respectively.

          The pro forma financial information does not purport to represent what the Company's financial position or results of operations would actually have been had the acquisition in fact occurred on the assumed dates or to project the Company's financial position or results of operations for any future date or period.

                            PALM HARBOR HOMES, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 JUNE 28, 1996
                                  (unaudited)
                                 (in thousands)



                                                             Palm Harbor                     Pro Forma
                                                             Homes, Inc.        Newco       Adjustments        Pro Forma
                                                             -----------       -------      -----------        ---------
ASSETS
           Cash and cash equivalents                          $ 32,030         $16,279       $(17,333) (1)      $ 30,976
           Investments                                           6,592                                             6,592
           Due from affiliate                                    4,636           2,506         (7,142) (2)
           Receivables                                          39,242           9,353                            48,595
           Inventories                                          25,128          21,657                            46,785
           Other current assets                                  4,358             716                             5,074
                                                              --------         -------       --------           --------
             Total current assets                              111,986          50,511        (24,475)           138,022

Other assets                                                    20,304           1,530         26,774  (1)
                                                                                              (10,738) (1)
                                                                                                  374  (2)        38,244

Property, plant and equipment, net                              39,947           1,985                            41,932
                                                              --------         -------       --------           --------

TOTAL ASSETS                                                  $172,237         $54,026       $ (8,065)          $218,198
                                                              ========         =======       ========           ========

LIABILITIES AND SHAREHOLDERS' EQUITY
           Accounts payable                                   $ 50,710         $20,830       $ (4,262) (2)      $ 67,278
           Accrued liabilities                                  36,855           7,268         (2,506) (2)        41,617
           Current portion of long-term debt                       190                                               190
                                                              --------         -------       --------           --------
             Total current liabilities                          87,755          28,098         (6,768)           109,085

           Long-term debt, less current portion                  3,735                                             3,735

           Deferred income taxes                                 4,723             115                             4,838

           Shareholders' equity:
             Newco Homes, Inc. equity                                           25,813        (25,813) (1)
             Common stock, $.01 par value                          136                             15  (1)           151
             Additional paid in capital                         24,493                         24,501  (1)        48,994
             Retained earnings                                  51,736                                            51,736
                                                              --------         -------       --------           --------
                                                                76,365          25,813         (1,297)           100,881
             Less treasury shares                                 (183)                                             (183)
           Notes receivable from shareholders                     (158)                                             (158)
                                                              --------         -------       --------           --------
               Total shareholders' equity                       76,024          25,813         (1,297)           100,540
                                                              --------         -------       --------           --------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                    $172,237         $54,026       $ (8,065)          $218,198
                                                              ========         =======       ========           ========





See notes to pro forma condensed consolidated financial information.

                            PALM HARBOR HOMES, INC.
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                        THREE MONTHS ENDED JUNE 28, 1996
                                  (unaudited)
                     (in thousands, except per share data)



                                                         Palm Harbor                       Pro Forma
                                                         Homes, Inc.         Newco        Adjustments        Pro Forma
                                                         -----------        -------       -----------        ---------
Net sales                                                 $120,735          $52,317         $(18,335) (4)    $154,717
Cost of products sold                                       98,080           44,785          (18,335) (4)
                                                                                                 200  (5)     124,730
Selling, general and administrative expenses                15,932            4,143              335  (6)      20,410
                                                          --------          -------         --------         --------
Income from operations                                       6,723            3,389             (535)           9,577

Interest expense                                               (77)            (323)                             (400)
Other income                                                   365              415             (156) (7)         624
                                                          --------          -------         --------         --------
Income before income from affiliate and income taxes         7,011            3,481             (691)           9,801
Income from affiliate                                        1,049                            (1,049) (8)
                                                          --------          -------         --------         --------
Income before income taxes                                   8,060            3,481           (1,740)           9,801

Income tax expense                                           2,596            1,150             (316) (9)       3,430
                                                          --------          -------         --------         --------
Net income                                                $  5,464          $ 2,331         $ (1,424)        $  6,371
                                                          ========          =======         ========         ========
Income per common share                                   $   0.40                                           $   0.42
                                                          ========          =======         ========         ========
Weighted average common shares outstanding                  13,656  (3)                        1,444  (1)      15,100
                                                          ========          =======         ========         ========





See notes to pro forma condensed consolidated financial information.

                            PALM HARBOR HOMES, INC.
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                           YEAR ENDED MARCH 29, 1996
                                  (unaudited)
                     (in thousands, except per share data)



                                                       Palm Harbor                        Pro Forma
                                                       Homes, Inc.        Newco          Adjustments       Pro Forma
                                                       -----------       --------        -----------       ---------
Net sales                                               $417,214         $178,657         $(63,894) (4)    $531,977
Cost of products sold                                    345,508          143,740          (63,894) (4)
                                                                                               800  (5)     426,154
Selling, general and administrative expenses              52,676           23,333            1,339  (6)      77,348
                                                        --------         --------         --------         --------
Income from operations                                    19,030           11,584           (2,139)          28,475

Interest expense                                            (751)          (1,501)                           (2,252)
Other income                                               1,276            1,575             (624) (7)       2,227
                                                        --------         --------         --------         --------
Income before income from affiliate and income taxes      19,555           11,658           (2,763)          28,450
Income from affiliate                                      2,995                            (2,995) (8)
                                                        --------         --------         --------         --------
Income before income taxes                                22,550           11,658           (5,758)          28,450

Income tax expense                                         7,572            4,007           (1,622) (9)       9,957
                                                        --------         --------         --------         --------

Net income                                              $ 14,978         $  7,651         $ (4,136)        $ 18,493
                                                        ========         ========         ========         ========
Income per common share                                 $   1.18                                           $   1.31
                                                        ========         ========         ========         ========
Weighted average common shares outstanding                12,719  (3)                        1,444  (1)      14,163
                                                        ========         ========         ========         ========





See notes to pro forma condensed consolidated financial information.

                            PALM HARBOR HOMES, INC.
     NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET AND STATEMENTS OF INCOME



(1) To reflect the purchase price of Newco Homes, Inc., consisting of $17,333,333 in cash and 1,444,445 shares of common stock and to eliminate the shareholders' equity of Newco Homes, Inc.

(2) To eliminate intercompany receivables/payables.

(3) To reflect the impact of a 5-for-4 stock split effected in the form of a 25% stock dividend paid on August 2, 1996 to shareholders of record on July 26, 1996.

(4) To eliminate intercompany sales.

(5) To eliminate intercompany profit on Palm Harbor Homes, Inc. homes held in Newco Homes, Inc.'s inventory.

(6) To amortize goodwill using the straight-line method over a 20-year period.

(7) To eliminate foregone interest income on the $17,333,333 cash portion of the purchase price. Interest rate is a tax-exempt rate of 3.6% which is the Company's current rate.

(8) To eliminate Palm Harbor Homes, Inc.'s 41.6% equity in the net earnings of Newco Homes, Inc.

(9) To record the tax effect of pro forma adjustments using an effective tax rate of 35%.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 1996                PALM HARBOR HOMES, INC.



                                        /s/ Lee Posey
                                        ----------------------------------------
                                        Lee Posey, Chairman of the Board
                                        and Chief Executive Officer